SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 April 14, 1999
--------------------------------------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                                Aydin Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                                 1-7203                     23-1686808
------------------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer Identification
of incorporation)                                                       Number)


                                 47 Friends Lane
                           Newtown, Pennsylvania 18940
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


                                 (215) 497-8000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 1.  Changes of Control of Registrant.

         On  April  14,  1999,  L-3  Communications   Corporation,   a  Delaware
corporation ("L-3") through its wholly owned subsidiary, Angel Acquisition Corporation, a Delaware corporation (the "Purchaser"), accepted for payment 4,895,962 shares of common stock, par value $1.00 per share (the "Shares"), of Aydin Corporation, a Delaware corporation (the "Company"), that had been validly tendered and not withdrawn, including approximately 153,702 Shares tendered pursuant to notices of guaranteed delivery, pursuant to the Purchaser's tender offer for all outstanding Shares at a price of $13.50 per Share (the "Offer"). The Offer was made pursuant to an Offer to Purchase, dated as of March 5, 1999, as amended, and pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of March 1, 1999, by and among L-3, the Purchaser and the Company, which provides for, among other things, the Offer and, following consummation of the Offer, the merger of the Purchaser with and into the Company, with the Company surviving as a wholly owned subsidiary of L-3 following the merger (the "Merger").

         The Shares purchased pursuant to the Offer constitute approximately 93.8% of the issued and outstanding Shares. The remaining Shares will be converted into the right to receive $13.50 in cash upon consummation of the Merger, which is expected to be completed in April 1999.

         In accordance with the provisions of the Merger Agreement, effective upon payment for the Shares by the Purchaser, the following designees of L-3 were appointed to the Company's Board: Frank C. Lanza, Robert V. Lapenta, Christopher C. Cambria, and Michael T. Strianese. In accordance with the terms of the Merger Agreement, Warren G. Lichtenstein, Mark E. Schwarz and I. Gary Bard will remain on the Board of Directors of the Company until consummation of the Merger, and Keith Lane-Zucker and Harry D. Train, II resigned as Directors of the Company.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

         99.1 Agreement and Plan of Merger, dated as of March 1, 1999, by and among L-3 Communications Corporation, Angel Acquisition Corporation and Aydin Corporation (filed as Exhibit 99.1 to the Company's Current Report on Form 8-K, dated March 1, 1999, and incorporated herein by reference).

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 1999

                                       AYDIN CORPORATION


                                       By:/s/ James Henderson
                                          --------------------------------------
                                          James Henderson
                                          President


                                       -3-